Exhibit 99.1 Crawford & Company New York Society of Security Analysts March 16, 2015

FORWARD-LOOKING STATEMENTS, ADDITIONAL INFORMATION, AND
SUBSEQUENT EVENTS

www.crawfordandcompany.com.
•
Forward-Looking Statements
—This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company.  Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-
looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and
Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at

—Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting.
—In recent periods the Company has derived a material portion of its revenues and operating earnings from a limited number of client engagements and special projects within its EMEA/AP and Legal Settlement Administration segments, specifically their work on the Thailand flooding claims and the gulf-related class action settlement, respectively. The Thailand flooding claims project within the EMEA/AP segment was substantially completed in
2013. Although the Company continued to earn revenues from the Legal Settlement Administration projects in 2014, these revenues, and related operating earnings, were at a reduced rate as compared to 2013. The projects continue to wind down, and the Company expects these revenues, and related operating earnings, to be at a reduced rate in all future periods, as compared to 2014. No assurances of timing of the project end dates and, therefore, continued revenues or operating earnings, can be provided. In the event the Company is unable to replace revenues and related operating earnings from these projects as they wind down, or upon the termination or other expiration thereof, with revenues and operating earnings from new projects and customers within this or other segments, there could be a material adverse effect on the Company's results of operations.
•
Revenues Before Reimbursements (“Revenues”)
—Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.
•
Segment and Consolidated Operating Earnings
—Under the Financial Accounting Standards Board’s Accounting Standards Codification ("ASC") Topic 280, “Segment Reporting,” the Company has
defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments.
Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits.

FORWARD-LOOKING STATEMENTS, ADDITIONAL INFORMATION, AND
SUBSEQUENT EVENTS (continued)

•
Earnings Per Share
—The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock (CRDA) than on the voting Class B Common Stock (CRDB), subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of CRDA must receive the same type and amount of consideration as holders of
CRDB, unless different consideration is approved by the holders of 75% of CRDA, voting as a class.
—In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two- class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period.
•
Subsequent Events
—On December 1, 2014, the Company borrowed $78.4 million under its Credit Facility to acquire 100% of the capital stock of GAB Robins Holdings UK
Limited ("GAB Robins"), a loss adjusting and claims management provider headquartered in the U.K. which will report through the EMEA/AP segment.
The success of the GAB Robins acquisition will depend, in part, on the Company's ability to realize the anticipated synergies and cost savings from integrating GAB Robins on a timely basis. The integration process may be complex, costly and time consuming. The Company expects to record special charges of approximately $7 million in 2015 related to these efforts. Because the financial results of certain of the Company's international subsidiaries, including those in the U.K. through which GAB Robins will report, are included in the Company's consolidated financial statements on a two-month delayed basis as permitted by ASC 810, "Consolidation,", the results of GAB Robins' business since the acquisition date have not been included in the Company's consolidated results of operations. In addition, the Credit Facility borrowings used to complete the GAB Robins acquisition are not included in outstanding borrowings on the Company's Consolidated Balance Sheet at December 31, 2014, because the U.K.-based borrowing entity has an October 31 fiscal year end, and the balance sheet of that entity was consolidated as of October 31, 2014.
—On January 22, 2015, the Company announced the establishment of a wholly-owned global business services center (the "Center") in Manila,
Philippines. The Center provides the Company a venue for global consolidation of certain business functions, shared services, and currently outsourced processes. The Center, which is expected to be phased in through 2018, is expected to allow the Company to continue to strengthen its client service, realize additional operational efficiencies, and invest in new capabilities for growth. Operations in the Center are expected to deliver cumulative expense savings of approximately $60 million through 2019 and annual cost savings of approximately $20 million per year thereafter. To achieve these savings, the Company expects to record charges totaling approximately $20 million through 2018. An initial estimated charge of approximately $9 million is expected to be incurred in 2015, which is expected to be partially offset by initial savings in 2015 of approximately $2 million.
•
Non-GAAP Financial Information
—For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Crawford & Company at a Glance
at market close March 10, 2015
Exchange/Tickers:  NYSE: CRDA and CRDB
Trailing 52 week High/Low: CRDA: $7.20-$10.03
CRDB: $8.04-12.12
Market Capitalization: $467.31 million
Quarterly Dividend: CRDA: $0.07/share
CRDB: $0.05/share
Analyst Coverage: Greg Peters, Raymond James
Adam Klauber, William Blair
Mark Hughes, Suntrust
4 Source: Bloomberg

Crawford

Broadspire
A CRAWFORD COMPANY

GCG
People. Power. Performance.

A Business Services Leader since 1941
The world’s largest independent provider of global claims management solutions
Multiple globally recognized brand names: Crawford, Broadspire, GCG
Clients include multinational insurance carriers, brokers and local insurance firms as well as over
200 of the Fortune 500
EMEA-A/P
Americas
Broadspire
Legal Settlement
Administration
Serves the U.K., European,
Middle Eastern, African and
Asia Pacific markets
Serves the U.S., Canadian
and Latin American markets
Serves large national
accounts, carriers and self-
insured entities
Provides administration for
class action settlements and
bankruptcy matters

The Crawford Solution™

The Crawford Solution maximizes Crawford's global resources, delivers industry-leading quality and efficiency, and integrates our portfolio of businesses, all of which helps clients understand the ways Crawford can assist their companies to become more efficient and profitable.

CLAIMS SERVICES

With the broadest array of services in the industry, Crawford can administer virtually any claim function.

Accident & Health; Disability and Leave Management; Forensic Accounting; Large, Complex Losses; Liability; Marine & Aviation/ Transportation; Motor/Auto; Product Recall; Property; Recovery; Workers Compensation/ Employer's Liability.

BUSINESS PROCESS OUTSOURCING

We can deliver Business Process Outsourcing (BPO) programs for all aspects of claims management.

Affinity Solutions, Claims Administration, Legal Settlement Administration, Managed Property Repair, Medical Management, Product Warranty, Third-Party Administration, Risk Management Information Services.

CONSULTING

We offer and design strategic assessments for streamlined and cost-effective solutions for clients.

Analytics,Crawford iQ, Audit, Counter Fraud Services, Educational Services, Global Programs, Multinational Services, Pre- & Post-Loss Services.

Integrated Approach to Customer Service 6

Consolidated Operating Earnings
Revenues
Revenues
• Revenue growth declined in 2013-14 as
special project revenues have run off
• Diversification of revenue streams
provides a foundation for growth
• Growth in Contractor Connection and
Broadspire expected to continue
• Growth from GAB Robins acquisition in
the UK beginning in 2015
Operating Earnings
• Consolidated operating earnings reflect
run off of special projects and mix shift
to higher frequency, low severity claims
• Technology innovation supports future
expected operating earnings gains
• Sustainable turnaround in Broadspire,
continued growth in Contractor
Connection and GAB Robins
contribution all expected
Unaudited ($ in millions)
For the years ended December 31,
Driving Future Performance
*Midpoint of Company’s February 23, 2015 guidance

$950
$1,000
$1,050
$1,100
$1,150
$1,200
2010 2011 2012 2013 2014 2015G
$-
$20
$40
$60
$80
$100
$120
2010 2011 2012 2013 2014 2015G

2015-2017
Strategic Plan
Crawford is focused on
delivering shareholder
value,
providing a meaningful dividend
to its shareholders, and further
investing in developing high
growth businesses.
Crawford is acting on
opportunities to grow revenue,
manage costs effectively and
leverage resources around the
world.

2015-17 Strategic Plan Continue to grow profitable businesses

- Acquisition makes Crawford the UK leader in claims management
- Initial purchase price of $71.8 million
- Revenues before reimbursements for GAB Robins of approximately
$64 million in 2014
- Significant synergies have been targeted and a restructuring charge of
$7 million pretax is anticipated in 2015
- EPS accretion of $0.16 expected in 2016
- UK Competition and Markets Authority has lifted the bar on integration
- Increased prominence in the Lloyd’s and London insurance markets
- Significant increased presence in key aviation sector
- Access to further technical and industry expertise which aligns to GTS strategy
Acquisition of GAB Robins

Crawford Contractor Connection
Contractor Connection is a technology-enabled BPO platform and best-in-class industry leader of contractor managed repair networks for residential and commercial losses.
Record 2014 revenues in the U.S. of over $50 million
North American network of 4,800 general and specialty contractors
Recognized by J.D. Power as #1 emergency service provider in recent study
Additionally, 7 of the top 10 carriers rated by J.D. Power for customer satisfaction partner with Contractor Connection
Approximately 250,000 assignments in 2014 and growing rapidly with approximately $1.5 billion in estimates
250 staff dedicated to providing exceptional customer service and delivering increased policyholder satisfaction
Expanding rapidly into new markets, such as consumer services, real estate and financial markets, all with global opportunities
11

SM

GTS
Crawford Global Technical Services
THE CRAWFORD SOLUTION

Global Technical Services
A global resource that serves reinsurers, international corporate market, major loss / catastrophe divisions of composite insurers such as the London market, Lloyd’s syndicates as well as captives, risk managers and their brokers.
The definitive solution for large, complex claims ($500,000+), embracing catastrophic and complex claims, high value property and casualty claims as well as construction, power & engineering, pharmaceutical, etc.
425 fully accredited International Executive General Adjusters deployed in 45 countries handling claims valued in excess of $9 billion during 2014.

Unrivalled Dedicated
Expertise
Global Rapid Response &
Local Deployment
Innovative Claims Solutions
Improved Performance &
Financials
Strategic Loss Management

Technical
services with
highly
experienced
large and
complex loss
adjusters
New
technology-
enabled
service
offerings
Enhanced field
operations
Network Services
Managed repair,
contractor
networks
Crawford Covers the Loss Pyramid
2% of Claims
80% of Indemnity
2% of Claims
80% of Indemnity
18% of Claims
10% of Indemnity
80% of Claims
10% of Indemnity
$250K
$50K

$25K
$500K
$50K
Higher Value
More Complex
GTS
Low-Value, High-Volume, Commoditized

2015-17 Strategic Plan Continue to grow profitable businesses Improve the operational effectiveness of our claims models

Crawford iQ
Intelligent Technology
Crawford iQ™ – It's more than just *Information* Technology, it's *Intelligent* Technology.
Crawford iQ™ is an entirely new IT that makes your life easier with intelligent technology you can count on. Delivered in four easy offerings, Crawford iQ provides the intelligence that powers The Crawford Solution,™ the most comprehensive global, integrated solution for all corporate, insurer and re-insurer claims administration.
It's all the intelligence you need – right at your fingertips – so you can work smarter, faster and get the quality results you want.
Crawford iQ Portal
Crawford iQ Claims Manager
Crawford iQ Analytics
Crawford iQ Mobile
Crawford
Powered by Crawford iQ

Introducing Crawford iQ™
Crawford iQ is how we categorize and
market Crawford’s innovative suite of
technological products and services
Crawford iQ makes state-of-the-art
technology approachable, accessible, and
uncomplicated
Crawford iQ consists of high-quality
technology, data and processes
categorized in four easy offerings:
Crawford iQ Portal™ – Offers clients a gateway
to access the work we do for them
Crawford iQ Claims Manager™ – Delivers a vast
array of claims management solutions
Crawford iQ Analytics™ – Provides clients with
claims analytics, dashboards and reports
Crawford iQ Mobile™ – Allows claims to be
managed anytime, anywhere on PCs and mobile
devices

Process
Improvement
Manage business
processes and
work automation.
Paperless
Supports Crawford’s
green initiatives and
drives efficiencies.
Mobility
Manage claims
real-time
anywhere.
Agile & Flexible
Rapid application
development that is
flexible to tackle changing
client needs.
Social
Collaboration
Knowledge sharing,
problem solving,
and innovation
harnessing.
Business Intelligence
Real-time visibility into
business operations and
improve process
performance.
– Intelligent Technology

Gartner Summits

InformationWeek Elite 100 2014

FORRESTER

mobilewebaward 2013

InformationWeek 500
2013 BUSINESS TECHNOLOGY INNOVATORS

FORRESTER groundswell
2013 AWARD WINNER

Gartner BPM Excellence Award (2014)
CIO 100 - Creating business value through the innovative
use of IT (2014)
Global Award for Excellence in Case Management (2014)
InformationWeek Elite 100 – Top business technology
innovators (2014)
Forrester Groundswell Award - Overall winner "Mobility -
Business to Employee" (2013)
Top 20 Breakaway Leader for transforming the Company’s
IT organization and initiatives (2012)
InformationWeek 500 (2009-2013 5 consecutive years + 2
years in InformationWeek Elite 100 )
Award-Winning Technology & Service
BPM Excellence

2015-17 Strategic Plan Continue to grow profitable businesses Improve the operational effectiveness of our claims models Create a Global Business Services Center

Global Business Services Center
Located in Manila, Philippines
•
•
Client benefits expected to include:
•
Improving turnaround time
•
Enhancing process control
•
Achieving higher quality
•
Facilitating continuous improvement
•
Increased service levels
•
Seamless process changes

Should allow the Company to consolidate operations and gain
efficiency, consistency, improve service levels and lower costs.
Expected to employ 1,000+ people when fully operational in
2018. Crawford-owned and staffed by Crawford employees.

SIMPLIFICATION
Simplify how we do things today,
both across and within divisions
STANDARDIZATION
Adopt the one best way of
working globally and consolidate
for scale in the right location
OPERATIONAL EXCELLENCE
Use our global scale to learn,
innovate and continuously
improve
Create scale
Absorb transaction
volume growth
Leverage key skills
& capabilities
Optimize
resource cost
model
Drive economies
of scale
Reduce rework
Remove
duplication
Strategic
Priorities
Improve performance
management
Improve process control
Improve turnaround time
Facilitate continuous improvement
Standardization of
quality data
Global hub for process
analytics
Benefits of Global Business Services Center

Business
Growth
Service
Quality
Analytics
Cost

•
Operations in the Center are expected to deliver cumulative expense savings of approximately $60 million through 2019 and annual cost savings of approximately $20 million per year thereafter
•
The Company expects to record special charges totaling approximately $20 million through
2018
•
An initial estimated special charge of approximately $9 million is expected to be incurred in 2015, which is expected to be partially offset by initial savings in 2015 of approximately
$2 million
Global Business Services Center Financial Impact

$(10.0)
$(5.0)
$-
$5.0
$10.0
$15.0
$20.0
$25.0
2015 2016 2017 2018 2019
Estimated Impact on Operating Earnings
(in millions)

2015-17 Strategic Plan
Continue to grow profitable businesses
Improve the operational effectiveness of our claims
models
Create a Global Business Services Center
Be a great place to work
Build long term shareholder value

Management Alignment with Shareholders
Short-Term Incentive Compensation Plan
Matrix:
Metric: Weight:
Revenues 30%
Operating Earnings 25%
Operating Margin 25%
DSO 20%

Stock Ownership Guidelines:
Multiple of
Officer: Base Salary:
President/CEO 3x
CFO/EVPs 2x
Balanced short and long term compensation system focused on strategic priorities and aligned with shareholders
Long-term incentive compensation plan based on three-year EPS performance tied to the Company’s strategic plan

Capital Structure and Governance
Class A and B Shares:
As of December 31, 2014, there were approximately 30.0 million shares of Class A Common Stock and 24.7 million shares of Class B Common Stock outstanding.
The two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B
Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class
B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common
Stock, voting as a class.
Insider Ownership:
The Jesse C. Crawford family beneficially owned 39.5% of outstanding Class A shares and 52.0% of outstanding
Class B shares as of March 10, 2014.
Board Diversification and Makeup:
Eight of nine members are independent, with the exception of the CEO, Jeff Bowman. CEO and chairman roles are split, with the Company maintaining an independent chairman.

The Company expects to incur pretax special charges in 2015, currently estimated at approximately $7.0 million for the integration of GAB Robins and $9.0 million related to the establishment of the Global Business Services Center in Manila, Philippines. Crawford &
Company is reiterating its February 23, 2015 guidance range for 2015 as follows:
Year ending December 31, 2015
Low End High End
Consolidated revenues before reimbursements $1.16 $1.19 billion
Consolidated operating earnings $85.5 $95.0 million
Consolidated cash provided by operating activities $40.0 $50.0 million
After special charges, net income attributable to
shareholders of Crawford & Company $29.5 $35.0 million
Diluted earnings per share--CRDA $0.57 $0.67 per share
Diluted earnings per share--CRDB $0.50 $0.60 per share
Before special charges, net income attributable to
shareholders of Crawford & Company $39.0 $44.5 million
Diluted earnings per share--CRDA $0.75 $0.85 per share
Diluted earnings per share--CRDB $0.68 $0.78 per share
2015 Guidance

Crawford is Focused On Shareholder Returns

Global Footprint
World’s Largest Independent Provider of
Claims Management Solutions
Global BPO Platform
Global Catastrophe Response
Innovative Technology
Platforms
Crawford iQ
Command Center
Specialized Resources
Global Technical Services (GTS)
Medical Cost Containment
Contractor Connection
Crawford Specialty Markets
Legal Settlement Administration (GCG)
Gaining Market Share
North American Vertical
Global Consolidation of TPA Vendors
GAB Robins acquisition

Appendix

Americas
2014 vs.
2013
At a glance:
2014 Revenues: $359 million
2014 Operating earnings: $23.7 million
Market presence
No. 1 or 2 market share in North American vertical:
U.S., Canada and Latin American markets
Fully integrated services with market leading
technology provides response capability for CAT
events
Growth and innovation
Contractor Connection is an industry-leading managed
repair solution with a network of nearly 5,000
contractors in the U.S. and Canada
BPO solutions for all Property & Casualty carriers

$0
$50
$100
$150
$200
$250
U.S. Canada Latin America
Revenues by Geographic Region
($ in millions)
0
100,000
200,000
300,000
400,000
500,000
U.S. Canada Latin America
Americas Cases Received

EMEA/AP
2014 vs.
2013
At a glance:
2014 Revenues: $344 million
2014 Operating earnings: $19.7 million
Global footprint
Global resources enable the ability to service the largest
multinational corporations, global insurers and brokers
Market leader in responding to catastrophic events
Growth opportunities
Global Technical Services (GTS) brings unique resources
to high value/complex claims
Investment in specialty markets including aviation, marine,
forensic accounting and oil and energy
GAB Robins acquisition creates UK market leader

$0
$20
$40
$60
$80
$100
$120
$140
U.K. CEMEA Asia-Pacific
Revenues by Geographic Region
($ in millions)
0
50,000
100,000
150,000
200,000
250,000
300,000
U.K. CEMEA Asia-Pacific
EMEA/AP Cases Received

Broadspire
2014 vs.
2013
At a glance:
2014 Revenues: $269 million
2014 Operating earnings: $15.5 million
Delivering profitable growth
Leading third party administrator (TPA) for workers’
compensation, liability, medical management, and
integrated disability management
Technology and analytics
Proficient in data analysis, tool building, predictive
modeling and clinical analytics
Single source claim system unifies intake,
administration and RMIS systems
New markets
Market leading medical management capabilities
Launched international TPA hubs, creating a global
brand with the ability to handle claims worldwide
Disability management product added in 2014

$0
$20
$40
$60
$80
$100
$120
$140
$160
Worker's Comp. Casualty Other
Revenues by Service Line
($ in millions)
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000
Worker's Comp. Medical Mgmt.
Risk Mgmt. Info.
Svcs.
Broadspire
Cases Received

Legal Settlement Administration
At a glance:
2014 Revenues: $170 million
2013 Operating earnings: $22.8 million
Garden City Group (“GCG”) is a recognized leader in legal
settlement administration services providing full service class action, bankruptcy, regulatory, mass tort and settlement
administration services:
• Over 1,000 employees in nine facilities across the country
• Dual headquarters in New York and Seattle provide coast-to-
coast presence, allowing for full client and claimant services across the United States
• GCG operates a 60,000 square foot state-of-the-art
processing facility in Dublin, OH with call center, database storage, audit control and other capabilities
• 42 of the 100 largest securities class action cases (twice the number handled by the next administrator) and 6 of the 10
largest cases

$0
$50
$100
$150
$200
$250
2014 2013
Revenues
($ in millions)
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2014 2013
Operating Earnings
($ in millions)
GCG is a preferred provider of legal settlement administration services for large and complex matters. GCG has handled:

Appendix: Non-GAAP Financial Information

Measurements of financial performance not calculated in accordance with GAAP should  be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP.  Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies.
Reimbursements for Out-of-Pocket Expenses
In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under
GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses.
Segment and Consolidated Operating Earnings
Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions.
Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operation decision maker use.  Consolidated operating earnings (loss) represent segment earnings (loss)
including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests.

Reconciliation of Non-GAAP Items
Unaudited ($ in millions)
2010 2011 2012 2013 2014 2015G*
Revenues Before Reimbursements
Total Revenues 1,111 $        1,211 $    1,266 $    1,253 $    1,217 $    1,255 $
Reimbursements (81)               (86)           (89)           (90)           (74)           (80)
Revenues Before Reimbursements 1,030 $        1,125 $    1,177 $    1,163 $    1,143 $    1,175 $
Unaudited ($ in thousands)
2010 2011 2012 2013 2014 2015G*
Operating Earnings (Loss):
        Americas 20,748 $     20,007 $ 11,878 $ 18,532 $ 23,663 $
        EMEA/AP 24,828         28,096     48,481     32,158     19,720
        Broadspire (11,712)       (11,417)   21             8,245       15,469
        Legal Settlement Administration 47,661         51,307     60,284     46,752     22,849
        Unallocated corporate and shared costs and credits (5,841)         (9,403)     (10,504)   (10,829)   (8,582)
Consolidated Operating Earnings 75,684         78,590     110,160 94,858     73,119     90,250
Deduct:
        Net corporate interest expense (15,002)       (15,911)   (8,607)     (6,423)     (6,031)     (6,000)
        Stock option expense (761)             (450)         (408)         (948)         (859)         (800)
        Amortization expense (5,995)         (6,177)     (6,373)     (6,385)     (6,341)     (6,400)
        Special charges and credits (4,650)         2,379       (11,332)   — — (16,000)
        Goodwill and intangible asset impairment charges (10,788)       — — — — —
        Income taxes (9,712)         (12,739)   (33,686)   (29,766)   (28,780)   (22,280)
        Net income attributable to non-controlling interests (448)             (288)         (866)         (358)         (484)         (6,520)
Net Income Attributable to Shareholders of Crawford & Company 28,328 $     45,404 $ 48,888 $ 50,978 $ 30,624 $ 32,250 $
* Midpoint of Company's February 23, 2015 guidance

Crawford®

BROADSPIRE® | CONTRACTOR CONNECTION℠ | EDUCATIONAL SERVICES | GCG®

GLOBAL TECHNICAL SERVICES℠ | PROPERTY & CASUALTY | RISK SCIENCES GROUP®

SPECIALIST LIABILITY SERVICES℠ | STRATEGIC WARRANTY SERVICES℠